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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                    SEPTEMBER 12, 2000 (SEPTEMBER 11, 2000)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


           OKLAHOMA                        1-13726                              73-1395733
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(State or other jurisdiction        (Commission File No.)             (IRS Employer Identification No.)
      of incorporation)


 6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                               73118
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      (Address of principal executive offices)                                  (Zip Code)
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                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

     On September 11, 2000, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing completion of a definitive merger agreement to acquire Gothic Energy Corporation.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits. The following exhibit is filed herewith:

     99.  Press Release issued by the Registrant on September 11, 2000.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 CHESAPEAKE ENERGY CORPORATION



                                                 BY: /s/ AUBREY K. MCCLENDON
                                                    ----------------------------
                                                       AUBREY K. MCCLENDON
                                                     Chairman of the Board and
                                                      Chief Executive Officer


Dated: September 12, 2000


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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER         DESCRIPTION
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
99             Press Release issued by the Registrant on September 11, 2000.
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